Exhibit 10.1

                            STOCK PURCHASE AGREEMENT


     This Stock Purchase Agreement (this "Agreement"), dated as of April 14, 2006, is by and among Equity Technologies & Resources, Inc., a Delaware corporation (the "Company"), James K. Millard, President/CEO and Director; and James Arch, ("Arch"), and MLH Investments, LLC, a Nevada limited liability company ("Buyer").

                                    RECITALS:

     WHEREAS, the Company is insolvent; and

     WHEREAS, Buyer is interested in pursuing a potential restructuring of the debt and equity of the Company, provided that, as an initial step to such potential restructuring, the Company and Arch enter into this Agreement;

     NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and for other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT:

1.   Agreement to Purchase.

     (a) At the Closing (as hereinafter defined), the Company agrees to sell to Buyer, and Buyer agrees to purchase from the Company, 156,196,406 shares (the "Company Shares") of the authorized but unissued shares of Class A Common Stock, par value $0.0001 per share (the "Class A Common Stock"), at a purchase price of $0.0001 per share ($15,619.64 in the aggregate).

     (b) At the Closing, Buyer shall purchase from Arch 100,000 shares (the "Arch Shares") of the Class B Common Stock, par value $0.01 per share, at a purchase price of $100 in the aggregate.

     (c) The closing of the sale of the Company Shares and the Arch Shares contemplated under this Agreement (the "Closing") shall occur on the date of this Agreement at the executive offices of the Company (the "Closing Date"). At the Closing:

     (i)  the parties hereto shall execute and deliver this Agreement;

     (ii) the Company shall issue to its transfer agent irrevocable instructions to issue a certificate to Buyer evidencing the Company Shares;

2. Arch shall deliver to Buyer certificate(s) representing the Arch Shares, together with appropriate stock powers transferring the Arch Shares to Buyer;

     (a) Buyer shall deliver to the Company by check or wire transfer $15,606.64 representing the above purchase price for the Company Shares;

     (i) Buyer shall deliver to Arch a check in the amount of $100 representing the purchase price for the Arch Shares; and



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     (ii) the  Company  shall  deliver  to  Buyer  resolutions  of the  Board of
          Directors of the Company approving this Agreement and the issuance of the Company Shares to Buyer.

3. Representations, Warranties and Covenants of the Company. The Company represents and warrants to Buyer that the following are true and correct as of the date of this Agreement:

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

     (b) The authorized capital stock of the Company consists of: (i) 300,000,000 shares of Class A Common Stock, of which 143,803,594 shares are issued and outstanding; (ii) 100,000 shares of Class B Common Stock, of which 100,000 shares are issued and outstanding; (iii) 2,000,000 shares of Class A Preferred Stock, par value $0.001 per share, none of which shares are issued or outstanding; (iv) 300,000 shares of Class B Preferred Stock, par value $0.001 per share, of which 70,000 shares are issued and outstanding; and (v) 100,000 shares of Class C Preferred Stock, par value $0.001 per share, none of which share are issued and outstanding. All of issued and outstanding shares of issued capital stock has been duly authorized, validly issued, fully paid and is nonassessable. There exist no options, warrants, subscriptions or other rights to purchase, or securities convertible into or exchangeable for, the capital stock of the Company.

     (c) The Company Shares have been duly authorized, and when issued to Buyer under the terms of this Agreement, will be validly issued, fully paid and nonassessable.

     (d) The execution, delivery and performance by the Company of this Agreement have been duly authorized by the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

4. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby or thereby will (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the Certificate of Incorporation or Bylaws of the Corporation or any agreement, indenture or other instrument under which the Company is bound, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon any of the assets of the Company, or (ii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company.

     (a) No consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement by the Company.

     (b) There are no existing violations by the Company of any federal, state or local law or regulation.



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     (c)  There  are  no  legal  actions  or   administrative   proceedings   or
     investigations instituted or threatened in writing against the Company. The Company is not: (i) subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to the Company or to its business, assets, operations or employees; or (ii) in default with respect to any such order, writ, injunction or decree.

5. Representations, Warranties and Covenants of Arch. Arch represents and warrants to Buyer as follows:

     (a) The offer and sale of the Arch Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4 of the Securities Act.

     (b) This Agreement has been duly authorized, validly executed and delivered on behalf of Arch and is a valid and binding agreement and obligation of Arch enforceable against Arch in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and Arch has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

     (c) The execution and delivery of this Agreement, the sale of the Arch Shares and the consummation of the transactions contemplated by this Agreement by Arch, will not conflict with or result in a breach of or a default under any material agreement or instrument to which Arch is a party or by which any of his material properties or assets is bound, any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over Arch, or any of his material properties or assets or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of Arch pursuant to the terms of any agreement or instrument to which he is a party or by which he may be bound or to which any of his property is subject.

     (d) No authorization, approval, filing other than possible notice filings with or consent of any governmental body is required for the sale of the Arch Shares to Buyer pursuant to this Agreement.

     (e) Arch is the legal, beneficial and registered owner of the Arch Shares, free and clear of any liens, charges or encumbrances. At the Closing, upon payment of the purchase price for the Arch Shares, Buyer will acquire all right, title and interest in the Arch Shares being acquired, free and clear of all liens, charges or encumbrances.

6. Representations, Warranties and Covenants of Buyer. Buyer represents and warrants to the Company and Arch as follows:

     (a) Buyer is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     (b) Buyer is acquiring the Company Shares and the Arch Shares (collectively, the "Subject Shares") for its own account and not with a view to any distribution of the Subject Shares in violation of the Securities Act.



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     (c) Buyer acknowledges that it has significant prior investment experience, and Buyer recognizes the highly speculative nature of this investment.

     (d) Buyer acknowledges that the Subject Shares have not been passed upon or reviewed by the Securities and Exchange Commission. Buyer agrees that it will not sell, transfer or otherwise dispose of any of the Subject Shares it is acquiring hereunder unless they are registered under the Securities Act, or unless an exemption from such registration is available. Buyer understands that the Subject Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act.

     (e) This Agreement constitutes a valid and binding agreement and obligation of Buyer enforceable against Buyer in accordance with its terms, subject to limitations on enforcement by general principles of equity and bankruptcy or other laws affecting the enforcement of creditors' rights generally.

     (f) This Agreement has been duly authorized, validly executed and delivered on behalf of Buyer, and Buyer has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

     (g) Buyer has had access to any and all information concerning the Company that Buyer and its financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. Specifically, Buyer has had the opportunity to review Company's annual report on Form 10-KSB for the year ended December 31, 2004, quarterly reports on Form 10-QSB for the quarterly period ended March 31, 2005, June 30, 2005 and September 30, 2005 (collectively, the "Securities Filings"). Buyer understands that:

     o    The Company does not have  sufficient  working  capital to execute its
          business  plan,  has   substantial   debt   obligations   and  has  no
          arrangements in place to provide it with adequate working capital.

     o Between December 31, 2003 and late 2005, the Company failed to comply with substantially all of the obligations imposed upon it by the Securities Exchange Act of 1934 Act.

     o The Company was delinquent in filing its annual reports on Form 10-KSB for the periods ended December 31, 2003 and December 31, 2004, was delinquent in filing is quarterly reports of Form 10-QSB for the quarterly periods ending in 2005, is delinquent in filing its quarterly reports on Form 10-QSB for the quarterly periods ending in 2003 and 2004 and is delinquent in filing required current reports on Form 8-K during these periods.

     In making the decision to acquire the Subject Shares, Buyer and its advisers have relied solely upon the Securities Filings, this Agreement and their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in the Company will depend upon its individual circumstances. Buyer further understands that no opinion is being given as to any securities or tax matters in connection herewith.

7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.



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8.   Notices.  All notices and other  communications  provided  for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, overnight courier, or telecopier, initially to the address set forth on the signature page hereto, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section. All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three (3) business days after being deposited in the mail, postage prepaid, if mailed; the next business day after being deposited with an overnight courier, if deposited with a nationally recognized, overnight courier service; when receipt is acknowledged, if telecopied.

9. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by all of the parties hereto.

10. Counterparts. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.







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     IN WITNESS WHEREOF,  this Stock Purchase Agreement was duly executed on the date first written above.



               EQUITY TECHNOLOGIES & RESOURCES, INC.


               By: /s/ James K. Millard
                -------------------------------------------------
                           James K. Millard
                           Chief Executive Officer and President

               Address:    P.O. Box 12012
                           Lexington, Kentucky  40579

               By: /s/ James Arch
                -------------------------------------------------
                           James Arch

               Address:    P.O. Box 12012
                           Lexington, Kentucky  40579


               MLH INVESTMENTS, LLC


               By: /s/ Scott A. Haire
                -------------------------------------------------
                           Scott A. Haire, Manager

               Address:    2225 E. Randol Mill Road, Suite 305
                           Arlington, Texas  76011












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